Exhibit 99.1

Rally Software Announces Financial Results for

Fourth Quarter and Fiscal Year 2014

BOULDER, Colo., Mar. 20, 2014 /PRNewswire/ — Rally (NYSE: RALY), a leading global provider of cloud-based solutions for managing Agile software development, today announced financial results for its fourth quarter and fiscal year 2014 ended January 31, 2014.

Fourth quarter 2014 results:

•                  Revenues of $19.6 million, an increase of 27% compared to the fourth quarter in the same period one year ago.

•                  GAAP net loss of $(6.3) million, or a loss of $(0.26) per basic and diluted share based on 24.6 million weighted average shares of common stock outstanding, compared to a GAAP net loss of $(4.0) million, or a loss of $(1.82) per share based on 2.2 million weighted average shares of common stock outstanding in the same period one year ago.

•                  Non-GAAP net loss of $(4.7) million, or $(0.19) per basic and diluted share, compared to a non-GAAP net loss of $(3.7) million, or $(1.68) per basic and diluted share in the same period one year ago (see the table titled “Statement of Operations GAAP to Non-GAAP Reconciliation” for a reconciliation of these GAAP and non-GAAP financial measures).

•                  Deferred revenue of $40.8 million, a 21% increase over the $33.7 million reported at the end of the prior quarter.

•                  Calculated billings were $26.7 million, a 12% increase over the $23.8 million in the same period one year ago, and a 63% increase over the $16.4 million reported in the previous quarter (see the table titled “Reconciliation of Total Revenue to Calculated Billings and Days Sales Outstanding” for a reconciliation of GAAP revenue to calculated billings).

•                  Total paid seats increased to over 214,000, a 27% increase over the total paid seats in the same period one year ago and an 8% increase over total paid in seats in the prior quarter.

Fiscal 2014 results:

•                  Revenues of $74.3 million, an increase of 31% compared to the prior year.

•                  GAAP net loss of $(20.1) million, or a loss of $(1.01) per basic and diluted share based on 19.8 million weighted average shares of common stock outstanding, compared to a GAAP net loss of $(10.8) million, or a loss of $(5.13) per share based on 2.1 million weighted average shares of common stock outstanding in the prior year.

•                  Non-GAAP net loss of $(15.1) million, or $(0.76) per basic and diluted share, compared to a non-GAAP net loss of $(9.7) million, or $(4.59) per basic and diluted share in the prior year (see the table titled “Statement of Operations GAAP to Non-GAAP Reconciliation” for a reconciliation of these GAAP and non-GAAP financial measures).

•                  Calculated billings were $76.9 million, a 10% increase over the $69.9 million in the prior year (see the table titled “Reconciliation of Total Revenue to Calculated Billings and Days Sales Outstanding” for a reconciliation of GAAP revenue to calculated billings).

Cash flow used in operations in the fourth quarter was $7.9 million and cash flow used in operations in fiscal year 2014 was $18.5 million. Cash and cash equivalents at January 31, 2014, excluding restricted cash, were $88.9 million.

“This quarter marked a finish to a great year, distinguishing a continued trend of Agile acceptance in the mainstream. Large, enterprise customers are going bigger, faster with Agile and Rally to keep pace in the age of digital disruption. Today’s hyper-competitive marketplace requires business leaders to recognize the benefits of their Agile teams’ fast-pace delivery, and scale the process across many functions of the business. Rally is addressing the need to innovate at speed and thus supporting the Agile wave,” says Rally’s Chairman and CEO, Tim Miller.

“Of the deals closed during this quarter, we’d like to highlight two companies that strongly demonstrate the role of Agile in large scale enterprise transformations. One with a Fortune 500 American multinational conglomerate and one with a major American multinational semiconductor chip manufacturer representing 19,000 total aggregated seats, proving the all-in approach to Agile is a must for these large enterprise customers.”

Other key customer wins this quarter include renewals, add-ons to existing subscriptions and new customers in industries ranging from media and entertainment to travel and healthcare, including: Chipotle, Jive Communications, Whole Foods Market, eHarmony, Pearson, Autodesk, Betfair, InterContinental Hotels, Financial Times, Churchill Downs, Truven Health Analytics, Western Union, National Geographic, Edmunds, and TomTom International.

Business Outlook

As of March 20, 2014, management is providing its financial outlook as follows:

First Quarter of Fiscal 2015

•                        Total revenue in the range of $19.4 to $19.6 million, or 21% to 22% growth over the prior year’s first quarter.

•                        GAAP net loss per basic and diluted share of approximately $(0.60) to $(0.57), based on 24.8 million weighted average shares of common stock outstanding.

•                        Non-GAAP net loss per basic and diluted share of approximately $(0.53) to $(0.50), based on 24.8 million weighted average shares of common stock outstanding, and excludes $1.6 million in stock-based compensation and amortization of acquired intangible assets.

Fiscal Year 2015

•                        Total revenue in the range of $91.5 to $93.5 million, or 23% to 26% growth over the prior year.

•                        GAAP net loss per basic and diluted share of approximately $(1.87) to $(1.82), based on 25.2 million weighted average shares of common stock outstanding.

•                        Non-GAAP net loss per basic and diluted share of approximately $(1.61) to $(1.56), based on 25.2 million weighted average shares of common stock outstanding, and excludes $6.5 million in stock-based compensation and amortization of acquired intangible assets.

Conference Call Today March 20, 2014

Rally will host a conference call and live webcast to discuss the financial results at 3:00 p.m. Mountain Time, 5:00 p.m. Eastern Time, today, Thursday, March 20, 2014. The conference call can be accessed by dialing 1-877-870-4263, or 1-412-317-0790 (outside the U.S. and Canada). A live webcast will be available on the Investor Relations page of the Rally corporate website at www.rallydev.com and beginning approximately one hour after the completion of the call is available for replay for 30 days. An audio replay of the call will also be available to all interested parties beginning at approximately 4:00 p.m. Mountain Time, 6:00 p.m. Eastern Time, on Thursday, March 20, 2014 until 7:00 a.m. Mountain Time, 9:00 a.m. Eastern Time, on Friday, March 28, 2014, by dialing 1-877-344-7529 or 1-412-317-0088 (outside the U.S. and Canada) and entering pass code 10041965#.

About Rally

Rally Software is a leading global provider of cloud-based solutions for managing Agile software development. The Rally® Agile application lifecycle management (ALM) platform transforms the way organizations manage the software development lifecycle by closely aligning software development and strategic business objectives, facilitating collaboration, increasing transparency and automating manual processes. Companies use Rally to accelerate the pace of innovation, improve productivity and more effectively adapt to rapidly changing customer needs and competitive dynamics.

©2014 Rally Software Development Corp.  Rally, Rally Software and the Rally logo are trademarks or registered trademarks of Rally Software Development Corp. in the United States and/or other countries. All other trade names, trademarks and service marks are properties of their respective owners.

Non-GAAP Financial Measures

To supplement Rally’s condensed consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles (GAAP), the company has provided certain measures that have not been prepared in accordance with GAAP. These non-GAAP financial measures include non-GAAP results for calculated billings, net loss and basic and diluted net loss per share, which are in addition to, and, not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

Rally’s non-GAAP financial measures exclude stock-based compensation expense and amortization of acquired intangible assets. Management believes the presentation of operating results excluding stock-based compensation expense and the amortization of acquired intangible assets provides useful supplemental information to investors and facilitates the analysis of Rally’s core operating results and comparison of operating results across reporting periods and is therefore useful to investors in analyzing and assessing the company’s past and future operating performance.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. A reconciliation of the non-GAAP financial measures to such GAAP measures can be found in the accompanying financial statements included with this press release.

Forward-looking Statements

This press release contains forward-looking statements, including statements regarding Rally’s future financial performance, market growth, the demand for Rally’s solutions, and general business conditions. Any forward-looking statements contained in this press release are based upon Rally’s historical performance and its current plans, estimates and expectations and are not a representation that such plans, estimates, or expectations will be achieved. These forward-looking statements represent Rally’s expectations as of the date of this press release. Subsequent events may cause these expectations to change, and Rally disclaims any obligation to update the forward-looking statements in the future. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially from Rally’s current expectations. Important factors that could cause actual results to differ materially from those anticipated in such forward-looking statements include, but are not limited to, the growth of demand for Agile software development, Rally’s ability to expand its relationships with existing customers, Rally’s ability to attract and retain customers, the mix of perpetual license and subscription revenue, competitive factors, including but not limited to pricing pressures, industry consolidation, and entry of new competitors and new products, Rally’s ability to manage growth effectively, Rally’s ability to maintain, protect and enhance its brand and intellectual property, general economic and financial conditions, and other risks and uncertainties. Further information on risk factors that could cause actual results to differ materially from forecasted results is included in Rally’s reports filed with the SEC, including its prospectus dated July 24, 2013 and filed with the SEC on July 25, 2013, the company’s Form 10-Q for the quarter ended October 31, 2013 filed on December 11, 2013 and our Form 10-K that will be filed for the fiscal year ended January 31, 2014.

Investor Relations contact:
The Blueshirt Group
Erica Abrams
415-217-5864

Erica@blueshirtgroup.com

Rally Software Development Corp.

Condensed Consolidated Balance Sheets

(Unaudited, in thousands)

	January 31,	January 31,
	2014	2013
ASSETS

Current assets:
Cash and cash equivalents	$88,891	$17,609
Restricted cash, short-term	16	—
Accounts receivable, net	21,771	16,318
Other receivables	78	288
Prepaid expenses and other current assets	3,310	1,912
Total current assets	114,066	36,127

Property and equipment, net	5,569	3,789
Goodwill	2,529	—
Intangible assets, net	1,909	367
Restricted cash, long-term	4,200	—
Other assets	810	1,572

Total assets	$129,083	$41,855

LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY (DEFICIT)

Current liabilities:
Accounts payable	$2,170	$1,945
Accrued liabilities	4,812	3,062
Deferred revenue	38,352	32,984
Other current liabilities	2,054	727
Total current liabilities	47,388	38,718

Deferred revenue, net of current portion	2,433	5,206
Deferred rent expense, net of current portion	888	939
Warrants for redeemable convertible preferred stock, at estimated fair value	—	1,604

Total liabilities	50,709	46,467

Redeemable convertible preferred stock	—	68,410

Stockholders’ equity (deficit):
Common stock	3	1
Additional paid-in capital	174,027	2,503
Accumulated deficit	(95,660)	(75,529)
Accumulated other comprehensive loss	4	3
Total stockholders’ equity (deficit)	78,374	(73,022)

Total liabilities and stockholders equity (deficit)	$129,083	$41,855

Rally Software Development Corp.

Condensed Consolidated Statements of Operations

(unaudited, in thousands, except per share amounts)

	Three Months Ended		Twelve Months Ended
	January 31,		January 31,
	2014	2013	2014	2013
Revenue:
Subscription and support	$15,371	$12,387	$57,852	$43,794
Perpetual license	1,495	1,546	5,914	5,815
Total product revenue	16,866	13,933	63,766	49,609

Professional services	2,739	1,559	10,563	7,237

Total revenue	19,605	15,492	74,329	56,846

Cost of revenue (1) (2):
Product	2,085	1,426	7,567	5,242
Professional services	2,319	1,709	9,105	7,005
Total cost of revenue	4,404	3,135	16,672	12,247

Gross profit	15,201	12,357	57,657	44,599

Operating expenses (1):
Sales and marketing	10,876	8,676	39,628	29,445
Research and development	5,515	4,423	20,812	15,121
General and administrative	5,064	3,203	16,708	10,810
Sublease termination income	—	—	—	(839)
Total operating expenses	21,455	16,302	77,148	54,537

Loss from operations	(6,254)	(3,945)	(19,491)	(9,938)

Other income (expense):
Interest and other income	37	13	128	56
Interest expense	—	39	(464)	(683)
Loss on foreign currency transactions and other gain (loss)	(20)	(27)	(131)	(87)

Loss before provision for income taxes	(6,237)	(3,920)	(19,958)	(10,652)
Provision for income taxes	40	128	173	128
Net loss	$(6,277)	$(4,048)	$(20,131)	$(10,780)

Net loss per share attributable to common stockholders, basic and diluted	$(0.26)	$(1.82)	$(1.01)	$(5.13)

Weighted average common shares outstanding, basic and diluted	24,592	2,219	19,841	2,101

(1) Includes stock-based compensation expense as follows:

	Three Months Ended		Twelve Months Ended
	January 31,		January 31,
	2014	2013	2014	2013
Cost of product revenue	$76	$5	$250	$16
Cost of professional services revenue	60	11	181	27
Sales and marketing	413	56	1,316	198
Research and development	251	66	1,239	193
General and administrative	601	129	1,465	523

	$1,401	$267	$4,451	$957

(2) Includes amortization expense of acquired intangible assets as follows:

Cost of product revenue	$132	$60	$542	$170

Rally Software Development Corp.

Condensed Consolidated Statements of Cash Flows

(Unaudited, in thousands)

	Three Months Ended		Twelve Months Ended
	January 31,		January 31,
	2014	2013	2014	2013
Cash flow from operating activities:
Net loss	$(6,277)	$(4,048)	$(20,131)	$(10,780)

Adjustments to reconcile net loss to cash provided by (used) in operating activities:
Depreciation and amortization	699	547	2,686	1,893
Noncash stock-based compensation expense	1,401	267	4,451	957
Noncash interest expense	—	(40)	462	679
Noncash sublease termination income	—	—	—	(839)
Other	2	(11)	3	(15)
Changes in operating assets and liabilities:
Accounts receivable	(10,051)	(7,177)	(5,454)	(4,414)
Other receivables	92	(185)	213	(246)
Prepaid and other current assets	(624)	(586)	(1,374)	(1,091)
Other assets	(154)	14	(427)	(106)
Accounts payable and accrued expenses	828	1,079	1,958	1,318
Deferred revenue	7,098	8,307	2,595	13,082
Other current liabilities	(882)	409	806	491
Deferred rent expense, net of current portion and other long-term liabilities	(15)	10	(50)	892
Restricted cash	(16)	—	(4,216)	—

Net cash provided by (used) in operating activities	(7,899)	(1,414)	(18,478)	1,821

Cash flow from investing activities:
Purchase of property and equipment	(698)	(829)	(3,963)	(2,405)
Proceeds from sale of property and equipment	—	3	—	12
Purchase of Agile Advantage, Inc. assets	—	—	—	(420)
Purchase of Flowdock Oy, net of cash received	—	—	(2,857)	—

Net cash (used) in investing activities	(698)	(826)	(6,820)	(2,813)

Cash flow from financing activities:
Proceeds from exercise of common stock options	769	318	1,233	451
Proceeds from employee stock purchase plan	1,884	—	1,884	—
Proceeds from initial public offering, net of underwriting discounts and commissions	—	—	89,838	—
Proceeds from follow-on public offering, net of underwriting discounts and commissions	—	—	5,884	—
Payments of offering costs	—	(72)	(2,259)	(1,271)
Payments on capital lease liabilities	—	(1)	—	(31)

Net cash provided by (used) in financing activities	2,653	245	96,580	(851)

Net increase (decrease) in cash and cash equivalents during period	(5,944)	(1,995)	71,282	(1,843)

Cash and cash equivalents at beginning of period	94,835	19,604	17,609	19,452
Cash and cash equivalents at end of period	$88,891	$17,609	$88,891	$17,609

Rally Software Development Corp.

Statement of Operations GAAP to Non-GAAP Reconciliation

(unaudited, in thousands, except per share amounts)

	Three Months Ended
	January 31, 2014			January 31, 2013
	GAAP	Adjustments	Non-GAAP	GAAP	Adjustments	Non-GAAP
Revenue:
Subscription and support	$15,371	$—	$15,371	$12,387	$—	$12,387
Perpetual license	1,495	—	1,495	1,546	—	1,546
Total product revenue	16,866	—	16,866	13,933	—	13,933

Professional services	2,739	—	2,739	1,559	—	1,559

Total revenue	19,605	—	19,605	15,492	—	15,492

Cost of revenue (1)(2):
Product	2,085	(208)	1,877	1,426	(65)	1,361
Professional services	2,319	(60)	2,259	1,709	(11)	1,698
Total cost of revenue	4,404	(268)	4,136	3,135	(76)	3,059

Gross profit (3)	15,201	268	15,469	12,357	76	12,433
	78%		79%	80%		80%
Operating expenses (1):
Sales and marketing	10,876	(413)	10,463	8,676	(56)	8,620
Research and development	5,515	(251)	5,264	4,423	(66)	4,357
General and administrative	5,064	(601)	4,463	3,203	(129)	3,074
Sublease termination income	—	—	—	—	—	—
Total operating expenses	21,455	(1,265)	20,190	16,302	(251)	16,051

Loss from operations	(6,254)	1,533	(4,721)	(3,945)	327	(3,618)

Other income (expense):
Interest and other income	37	—	37	13	—	13
Interest expense	—	—	—	39	—	39
Loss on foreign currency transactions and other gain (loss)	(20)	—	(20)	(27)	—	(27)

Loss before provision for income taxes	(6,237)	1,533	(4,704)	(3,920)	327	(3,593)
Provision for income taxes	40	—	40	128	—	128
Net loss	$(6,277)	$1,533	$(4,744)	$(4,048)	$327	$(3,721)

Net loss per share attributable to common stockholders, basic and diluted	$(0.26)	$0.07	$(0.19)	$(1.82)	$0.14	$(1.68)

Weighted average common shares outstanding, basic and diluted	24,592		24,592	2,219		2,219

(1) Adjustments include  stock-based compensation expense

(2) Adjustment includes amortization expense of acquired intangible assets

(3) Gross profit includes product and professional services gross profit (loss) as follows:

Product gross profit	$14,781	$208	$14,989	$12,507	$65	$12,572
	88%		89%	90%		90%
Professional services gross profit (loss)	$420	$60	$480	$(150)	$11	$(139)
	15%		18%	-10%		-9%

Rally Software Development Corp.

Statement of Operations GAAP to Non-GAAP Reconciliation

(unaudited, in thousands, except per share amounts)

	Twelve Months Ended
	January 31, 2014			January 31, 2013
	GAAP	Adjustments	Non-GAAP	GAAP	Adjustments	Non-GAAP
Revenue:
Subscription and support	$57,852	$—	$57,852	$43,794	$—	$43,794
Perpetual license	5,914	—	5,914	5,815	—	5,815
Total product revenue	63,766	—	63,766	49,609	—	49,609

Professional services	10,563	—	10,563	7,237	—	7,237

Total revenue	74,329	—	74,329	56,846	—	56,846

Cost of revenue (1)(2):
Product	7,567	(792)	6,775	5,242	(186)	5,056
Professional services	9,105	(181)	8,924	7,005	(27)	6,978
Total cost of revenue	16,672	(973)	15,699	12,247	(213)	12,034

Gross profit (3)	57,657	973	58,630	44,599	213	44,812
	78%		79%	78%		79%
Operating expenses (1):
Sales and marketing	39,628	(1,316)	38,312	29,445	(198)	29,247
Research and development	20,812	(1,239)	19,573	15,121	(193)	14,928
General and administrative	16,708	(1,465)	15,243	10,810	(523)	10,287
Sublease termination income	—	—		(839)	—	(839)
Total operating expenses	77,148	(4,020)	73,128	54,537	(914)	53,623

Loss from operations	(19,491)	4,993	(14,498)	(9,938)	1,127	(8,811)

Other income (expense):
Interest and other income	128	—	128	56	—	56
Interest expense	(464)	—	(464)	(683)	—	(683)
Loss on foreign currency transactions and other gain (loss)	(131)	—	(131)	(87)	—	(87)

Loss before provision for income taxes	(19,958)	4,993	(14,965)	(10,652)	1,127	(9,525)
Provision for income taxes	173	—	173	128	—	128
Net loss	$(20,131)	$4,993	$(15,138)	$(10,780)	$1,127	$(9,653)

Net loss per share attributable to common stockholders, basic and diluted	$(1.01)	$0.25	$(0.76)	$(5.13)	$0.54	$(4.59)

Weighted average common shares outstanding, basic and diluted	19,841		19,841	2,101		2,101

(1) Adjustments include stock-based compensation expense
(2) Adjustment includes amortization expense of acquired intangible assets
(3) Gross profit includes product and professional services gross profit as follows:

Product gross profit	$56,199	$792	$56,991	$44,367	$186	$44,553
	88%		89%	89%		90%
Professional services gross profit	$1,458	$181	$1,639	$232	$27	$259
	14%		16%	3%		4%

Rally Software Development Corp.

Reconciliation of Total Revenue to Calculated Billings and

Days Sales Outstanding

(unaudited, in thousands except days sales outstanding)

	Three Months Ended		Twelve Months Ended
	January 31,		January 31,
	2014	2013	2014	2013

Total revenue	$19,605	$15,492	$74,329	$56,846

Deferred revenue-
End of period	40,785	38,190	40,785	38,190
Beginning of period	(33,688)	(29,883)	(38,190)	(25,109)

Net change	7,097	8,307	2,595	13,081

Calculated billings	$26,702	$23,799	$76,924	$69,927

Accounts receivable	$21,771	$16,318

Days Sales Outstanding	75	62

Rally Software Development Corp.

Reconciliation of Non-GAAP Financial Guidance

The financial guidance provided below is an estimate based on information available as of March 20, 2014. The company’s future performance and financial results are subject to risks and uncertainties, and actual results could differ materially from the guidance set forth below. Some of the factors that could affect the company’s financial results are stated above in this press release. More information on potential factors that could affect the company’s financial results is included in the company’s public reports filed with the SEC, including the company’s prospectus dated July 24, 2013, the company’s Form 10-Q for the quarter ended October 31, 2013 filed on December 11, 2013 and the company’s Form 10-K for the year ended January 31, 2014 to be filed with the SEC. The company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

	Three Months Ended April 30, 2014	Fiscal Year Ended January 31, 2015

Non-GAAP basic and diluted net loss per share	$(0.53) - $(0.50)	$(1.61) - $(1.56)

Stock-based compensation expense	$(0.06)	$(0.24)

Amortization of acquired intangible assets	$(0.01)	$(0.02)

GAAP basic and diluted net loss per share	$(0.60) - $(0.57)	$(1.87) - $(1.82)